UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 28, 2005

                          MEDISCIENCE TECHNOLOGY CORP.

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             (Exact name of registrant as specified in its charter)

       NEW JERSEY                         0-7405                 22-1937826
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(State or other jurisdiction            (Commission             (IRS Employer
       of incorporation)                File Number)         Identification No.)


1235 Folkestone Way, P.O. Box 598, Cherry Hill, New Jersey               08034
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      (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (215) 485 0362


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2- below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

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Item 5 Changes in Control

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On November 28, 2005, Mediscience Technology Corp. announced three new board members.

Item 5.04

99.1  Exhibits: three CV's new board members: Sidney Braginsky,
      Dr. Anil Rastogi and Joseph Franchetti

99.2  Press Release of Mediscience Technology Corp. dated November 29,
      2005


SIGNATURES Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on November 28, 2005

                                             MEDICSCIENCE TECHNOLOGY CORPORATION

                                              By:  /s/ Peter Katevatis
                                                   -----------------------------
                                              Name: Peter Katevatis Esq.
                                              Title: Chairman of the Board /CEO

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

                                 Exhibit Index

Exhibit No.                 Description
-----------                 ----------------------------------------------------
99.1  Three CV's a) Dr Anil Rastogi  b) |Joseph Franchetti  c) SidneyBraginsky

99.2  Press Release of Mediscience Technology Corp. dated  November 28, 2005

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